-more- May 3, 2022 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance Reports Higher NGL and Natural Gas Volumes TULSA, Okla. - May 3, 2022 - ONEOK, Inc. (NYSE: OKE) today announced first quarter 2022 results and affirmed full-year 2022 financial guidance. First Quarter 2022 Results, Compared With First Quarter 2021: • Net income increased to $391.2 million, resulting in 87 cents per diluted share (EPS). • Adjusted EBITDA of $863.9 million. • 24% increase in EPS, excluding the impact of Winter Storm Uri in the first quarter 2021. • 11% increase in adjusted EBITDA, excluding the impact of Winter Storm Uri in the first quarter 2021. • 17% increase in total NGL raw feed throughput volumes. • 24% increase in Rocky Mountain region NGL raw feed throughput volumes. • 11% increase in Rocky Mountain region natural gas volumes processed. “ONEOK’s first quarter 2022 results were driven by higher NGL and natural gas volumes,” said Pierce H. Norton II, ONEOK president and chief executive officer. “Current events continue to demonstrate the importance of natural gas and NGLs in a long-term energy transformation and highlight the critical role ONEOK plays in providing essential energy products and services,” added Norton. Exhibit 99.1

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 2 -more- FIRST QUARTER 2022 FINANCIAL HIGHLIGHTS Three Months Ended March 31, 2022 2021 (Millions of dollars, except per share amounts) Net income (a) $ 391.2 $ 386.2 Diluted earnings per common share (a) $ 0.87 $ 0.86 Adjusted EBITDA (b) (c) $ 863.9 $ 866.4 Operating income $ 662.5 $ 664.7 Operating costs $ 263.9 $ 251.7 Depreciation and amortization $ 153.9 $ 157.1 Equity in net earnings from investments $ 36.3 $ 33.3 Maintenance capital $ 40.3 $ 23.7 Capital expenditures (includes maintenance) $ 257.0 $ 176.7 (a) Amounts for the three months ended March 31, 2021, include a benefit of $69.5 million, or 16 cents per diluted share after- tax, related to the impact of Winter Storm Uri. (b) Adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) is a non-GAAP measure. Reconciliation to the relevant GAAP measure is included in this news release. (c) Amount for the three months ended March 31, 2021, includes a benefit of approximately $90 million related to the impact of Winter Storm Uri. FIRST QUARTER 2022 FINANCIAL PERFORMANCE ONEOK’s net income and adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) were $391.2 million and $863.9 million, respectively, in the first quarter 2022. Results benefited from higher natural gas liquids (NGL) and natural gas volumes, and higher average fee rates in the natural gas liquids segment. Net income for the period also benefited from lower interest expense related to lower debt balances and increased capitalized interest. First quarter 2021 financial results included the net positive impact of approximately $90 million in adjusted EBITDA related to Winter Storm Uri, primarily related to increased natural gas sales. HIGHLIGHTS: • Rocky Mountain region NGL raw feed throughput volumes reached more than 385,000 barrels per day (bpd) in April 2022. • Rocky Mountain region natural gas processed volumes reached more than 1.4 billion cubic feet per day (Bcf/d) in April 2022. • More than 90 wells connected in the Rocky Mountain region in the first quarter 2022. • Construction of the 125,000 bpd MB-5 fractionator in Mont Belvieu, Texas, is now expected to be complete in the second quarter 2023.

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 3 -more- • Natural gas storage capacity expansions: ◦ Completed a 1.1 Bcf expansion of Texas storage facilities in April 2022. ◦ Currently expanding Oklahoma storage capabilities by 4 Bcf, expected to be complete in the second quarter 2023. • In April 2022, Moody’s updated ONEOK’s ratings outlook to ‘positive’ and affirmed the company's investment-grade credit rating. • In April 2022, ONEOK declared a quarterly dividend of 93.5 cents per share, or $3.74 per share on an annualized basis. • As of March 31, 2022: ◦ 3.97 times annualized run-rate net debt-to-EBITDA ratio. ◦ No borrowings outstanding under ONEOK’s $2.5 billion credit agreement. BUSINESS SEGMENT RESULTS: Natural Gas Liquids Segment Three Months Ended March 31, Natural Gas Liquids Segment 2022 2021 (Millions of dollars) Adjusted EBITDA $ 527.6 $ 435.6 Capital expenditures $ 125.5 $ 112.0 The increase in first quarter 2022 adjusted EBITDA, compared with the first quarter 2021, primarily reflects: • A $58.3 million increase in exchange services (excluding the impact of Winter Storm Uri in 2021 discussed below) due primarily to: ◦ $36.4 million in higher average fee rates, ◦ $26.9 million in higher volumes primarily in the Rocky Mountain region and Permian Basin, and ◦ $26.8 million related to wider commodity price differentials, offset by ◦ $23.6 million in higher fractionation costs due primarily to higher fuel and power costs related to increased volumes at ONEOK’s facilities; and • A $46.2 million increase in exchange services due primarily to the unfavorable impact of Winter Storm Uri in the first quarter 2021, which resulted in lower volumes across ONEOK’s operations and increased electricity costs; offset by • A $4.3 million decrease in optimization and marketing due primarily to favorable nonrecurring activities in the first quarter 2021 during Winter Storm Uri, offset partially by wider location and commodity price differentials in the first quarter 2022.

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 4 -more- Natural Gas Gathering and Processing Segment Three Months Ended March 31, Natural Gas Gathering and Processing Segment 2022 2021 (Millions of dollars) Adjusted EBITDA $ 214.7 $ 204.7 Capital expenditures $ 93.3 $ 39.7 The increase in first quarter 2022 adjusted EBITDA, compared with the first quarter 2021, primarily reflects: • A $24.9 million increase from higher volumes due primarily to increased producer activity in the Rocky Mountain region, offset partially by volume declines in the Mid- Continent region; offset by • A $6.2 million decrease due primarily to lower realized natural gas prices due to the impact of hedging; and • A $7.9 million increase in operating costs due primarily to higher materials and supplies expense, and higher outside services expenses primarily related to the growth of ONEOK’s operations. Natural Gas Pipelines Segment Three Months Ended March 31, Natural Gas Pipelines Segment 2022 2021 (Millions of dollars) Adjusted EBITDA $ 123.5 $ 226.2 Capital expenditures $ 23.4 $ 21.2 The decrease in first quarter 2022 adjusted EBITDA, compared with the first quarter 2021, primarily reflects: • A $125.4 million decrease due to increased sales of natural gas previously held in inventory, interruptible transportation revenue and park-and-loan activity related to Winter Storm Uri in the first quarter 2021; offset by • A $7.2 million increase due primarily to higher average prices on sales of natural gas previously held in inventory, excluding the impact of Winter Storm Uri in the first quarter 2021 discussed above;

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 5 -more- • A $6.8 million increase in transportation services due primarily to higher interruptible transportation revenue, excluding the impact of Winter Storm Uri in the first quarter 2021 discussed above, and higher firm transportation rates; and • A $5.1 million increase in storage services due primarily to higher storage rates. EARNINGS CONFERENCE CALL AND WEBCAST: ONEOK executive management will conduct a conference call at 11 a.m. Eastern Daylight Time (10 a.m. Central Daylight Time) on May 4, 2022. The call also will be carried live on ONEOK’s website. To participate in the telephone conference call, dial 888-254-3590, pass code 5317668, or log on to www.oneok.com. If you are unable to participate in the conference call or the webcast, the replay will be available on ONEOK’s website, www.oneok.com, for 90 days. A recording will be available by phone for seven days. The playback call may be accessed at 888-203-1112, pass code 5317668. LINK TO EARNINGS TABLES AND PRESENTATION: https://ir.oneok.com/financial-information/financial-reports/2022 NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), which is a non-GAAP financial metric, used to measure the company’s financial performance. Adjusted EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items. Adjusted EBITDA is useful to investors because it, and similar measures, is used by many companies in the industry as a measure of financial performance and is commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and to compare the company’s financial performance with the performance of other companies within the industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. This non-GAAP financial measure excludes some, but not all, items that affect net income. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of net income to adjusted EBITDA is included in the tables.

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 6 -more- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. This news release contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “target,” “guidance,” “intends,” “may,” “might,” “outlook,” “plans,” “potential,” “projects,” “scheduled,” “should,” “will,” “would,” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect our current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving us, including future financial and operating results, our plans, objectives, expectations and intentions, and other statements that are not historical facts, including future results of operations, projected cash flow and liquidity, business strategy, expected synergies or cost savings, and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this news release will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. These risks and uncertainties include, without limitation, the following: • the length, severity and reemergence of a pandemic or other health crisis, such as the COVID-19 pandemic and the measures that international, federal, state and local governments, agencies, law enforcement and/or health authorities implement to address it, which may (as with COVID-19) precipitate or exacerbate one or more of the factors herein, reduce the demand for natural gas, NGLs and crude oil and significantly disrupt or prevent us and our customers and counterparties from operating in the ordinary course for an extended period and increase the cost of operating our business; • operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruption; • the impact on drilling and production by factors beyond our control, including the demand for natural gas and crude oil; producers’ desire and ability to drill and obtain necessary permits; regulatory compliance; reserve performance; and capacity constraints and/or shut downs on the pipelines that transport crude oil, natural gas and NGLs from producing areas and our facilities; • risks associated with adequate supply to our gathering, processing, fractionation and pipeline facilities, including production declines that outpace new drilling, the shutting-in of production by producers, actions taken by federal, state or local governments to require producers to prorate or to cut their production levels as a way to address any excess market supply situations or extended periods of ethane rejection; • demand for our services and products in the proximity of our facilities; • economic climate and growth in the geographic areas in which we operate; • the risk of a slowdown in growth or decline in the United States or international economies, including liquidity risks in United States or foreign credit markets; • the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions throughout the world, including the current conflict in Ukraine and the surrounding region; • performance of contractual obligations by our customers, service providers, contractors and shippers;

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 7 -more- • the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, pipeline safety, environmental compliance, cybersecurity, climate change initiatives, emissions credits, carbon offsets, carbon pricing, production limits and authorized rates of recovery of natural gas and natural gas transportation costs; • changes in demand for the use of natural gas, NGLs and crude oil because of the development of new technologies or other market conditions caused by concerns about climate change; • the impact of the transition to a lower-carbon economy, including the timing and extent of the transition, as well as the expected role of different energy sources, including natural gas, NGLs and crude oil, in such a transition; • the pace of technological advancements and industry innovation, including those focused on reducing GHG emissions and advancing other climate-related initiatives, and our ability to take advantage of those innovations and developments; • the effectiveness of our risk-management function, including mitigating cyber- and climate-related risks; • our ability to identify and execute opportunities, and the economic viability of those opportunities, including those relating to renewable natural gas, carbon capture, use and storage, other renewable energy sources such as solar and wind and alternative low carbon fuel sources such as hydrogen; • the ability of our existing assets and our ability to apply and continue to develop our expertise to support the growth of, and transition to, various renewable and alternative energy opportunities, including through the positioning and optimization of our assets; • our ability to efficiently reduce our GHG emissions (both Scope 1 and 2 emissions), including through the use of lower carbon power alternatives, management practices and system optimizations; • the necessity to focus on maintaining and enhancing our existing assets while reducing our Scope 1 and 2 GHG emissions; • the effects of weather and other natural phenomena and the effects of climate change (including physical and transition-related effects) on our operations, demand for our services and energy prices; • acts of nature, sabotage, terrorism or other similar acts that cause damage to our facilities or our suppliers’, customers’ or shippers’ facilities; • the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks; • the timing and extent of changes in energy commodity prices, including changes due to production decisions by other countries, such as the failure of countries to abide by agreements to reduce production volumes; • competition from other United States and foreign energy suppliers and transporters, as well as alternative forms of energy, including, but not limited to, solar power, wind power, geothermal energy and biofuels such as ethanol and biodiesel; • the ability to market pipeline capacity on favorable terms, including the effects of: – future demand for and prices of natural gas, NGLs and crude oil; – competitive conditions in the overall energy market; – availability of supplies of United States natural gas and crude oil; and – availability of additional storage capacity; • the efficiency of our plants in processing natural gas and extracting and fractionating NGLs; • the composition and quality of the natural gas and NGLs we gather and process in our plants and transport on our pipelines; • risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties; • our ability to control operating costs and make cost-saving changes; • the risks inherent in the use of information systems in our respective businesses and those of our counterparties and service providers, including cyber-attacks, which, according to experts, have increased in volume and sophistication since the beginning of the COVID-19 pandemic; implementation of new software and hardware; and the impact on the timeliness of information for financial reporting; • the timely receipt of approval by applicable governmental entities for construction and operation of our pipeline and other projects and required regulatory clearances; • the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and Federal Energy Regulatory Commission (FERC)-regulated rates; • the results of governmental actions, administrative proceedings and litigation, regulatory actions, executive orders, rule changes and receipt of expected clearances involving any local, state or federal regulatory body,

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 8 -more- including the FERC, the National Transportation Safety Board, Homeland Security, the Pipeline and Hazardous Materials Safety Administration (PHMSA), the U.S. Environmental Protection Agency (EPA) and the U.S. Commodity Futures Trading Commission (CFTC); • the mechanical integrity of facilities and pipelines operated; • the capital-intensive nature of our businesses; • the impact of unforeseen changes in interest rates, debt and equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension and postretirement expense and funding resulting from changes in equity and bond market returns; • actions by rating agencies concerning our credit; • our indebtedness and guarantee obligations could make us vulnerable to general adverse economic and industry conditions, limit our ability to borrow additional funds and/or place us at competitive disadvantages compared with our competitors that have less debt or have other adverse consequences; • our ability to access capital at competitive rates or on terms acceptable to us; • our ability to acquire all necessary permits, consents or other approvals in a timely manner, to promptly obtain all necessary materials and supplies required for construction, and to construct gathering, processing, storage, fractionation and transportation facilities without labor or contractor problems; • our ability to control construction costs and completion schedules of our pipelines and other projects; • difficulties or delays experienced by trucks, railroads or pipelines in delivering products to or from our terminals or pipelines; • the uncertainty of estimates, including accruals and costs of environmental remediation; • the impact of uncontracted capacity in our assets being greater or less than expected; • the impact of potential impairment charges; • the profitability of assets or businesses acquired or constructed by us; • the risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions; • the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant; • the impact and outcome of pending and future litigation; • the impact of recently issued and future accounting updates and other changes in accounting policies; and • the risk factors listed in the reports we have filed, which are incorporated by reference and may file with the SEC. These reports are also available from the sources described below. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. ONEOK undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or changes in circumstances, expectations or otherwise. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of ONEOK on file with the SEC. ONEOK's SEC filings are available publicly on the SEC's website at www.sec.gov. ###

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 9 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME Three Months Ended March 31, (Unaudited) 2022 2021 (Thousands of dollars, except per share amounts) Revenues Commodity sales $ 5,105,211 $ 2,836,109 Services 339,398 358,570 Total revenues 5,444,609 3,194,679 Cost of sales and fuel (exclusive of items shown separately below) 4,365,948 2,121,510 Operations and maintenance 214,406 207,158 Depreciation and amortization 153,858 157,120 General taxes 49,511 44,439 Gain on sale of assets (1,570) (269) Operating income 662,456 664,721 Equity in net earnings from investments 36,340 33,320 Allowance for equity funds used during construction 371 812 Other income (expense), net (13,522) (5,022) Interest expense (net of capitalized interest of $11,720, and $5,095, respectively) (172,054) (185,523) Income before income taxes 513,591 508,308 Income taxes (122,420) (122,132) Net income 391,171 386,176 Less: Preferred stock dividends 275 275 Net income available to common shareholders $ 390,896 $ 385,901 Basic earnings per common share $ 0.87 $ 0.87 Diluted earnings per common share $ 0.87 $ 0.86 Average shares (thousands) Basic 447,124 445,894 Diluted 448,404 446,885

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 10 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS March 31, December 31, (Unaudited) 2022 2021 Assets (Thousands of dollars) Current assets Cash and cash equivalents $ 14,610 $ 146,391 Accounts receivable, net 1,682,459 1,441,786 Materials and supplies 148,302 153,019 NGLs and natural gas in storage 584,104 427,880 Commodity imbalances 24,606 39,609 Other current assets 187,240 165,689 Total current assets 2,641,321 2,374,374 Property, plant and equipment Property, plant and equipment 24,073,401 23,820,539 Accumulated depreciation and amortization 4,648,169 4,500,665 Net property, plant and equipment 19,425,232 19,319,874 Investments and other assets Investments in unconsolidated affiliates 797,391 797,613 Goodwill and net intangible assets 760,688 763,295 Other assets 368,073 366,457 Total investments and other assets 1,926,152 1,927,365 Total assets $ 23,992,705 $ 23,621,613

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 11 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED BALANCE SHEETS (Continued) March 31, December 31, (Unaudited) 2022 2021 Liabilities and equity (Thousands of dollars) Current liabilities Current maturities of long-term debt $ 895,814 $ 895,814 Short-term borrowings 78,000 — Accounts payable 1,729,943 1,332,391 Commodity imbalances 403,487 309,054 Accrued interest 136,448 235,602 Operating lease liability 12,583 13,783 Other current liabilities 226,320 397,975 Total current liabilities 3,482,595 3,184,619 Long-term debt, excluding current maturities 12,750,485 12,747,636 Deferred credits and other liabilities Deferred income taxes 1,278,319 1,166,690 Operating lease liability 73,529 75,636 Other deferred credits 414,083 431,869 Total deferred credits and other liabilities 1,765,931 1,674,195 Commitments and contingencies Equity ONEOK shareholders’ equity: Preferred stock, $0.01 par value: authorized and issued 20,000 shares at March 31, 2022, and at December 31, 2021 — — Common stock, $0.01 par value: authorized 1,200,000,000 shares; issued 474,916,234 shares and outstanding 446,599,266 shares at March 31, 2022; issued 474,916,234 shares and outstanding 446,138,177 shares at December 31, 2021 4,749 4,749 Paid-in capital 7,176,983 7,213,861 Accumulated other comprehensive loss (467,672) (471,351) Retained earnings — — Treasury stock, at cost: 28,316,968 shares at March 31, 2022, and 28,778,057 shares at December 31, 2021 (720,366) (732,096) Total equity 5,993,694 6,015,163 Total liabilities and equity $ 23,992,705 $ 23,621,613

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 12 -more- ONEOK, Inc. and Subsidiaries CONSOLIDATED STATEMENTS OF CASH FLOWS Three Months Ended March 31, (Unaudited) 2022 2021 (Thousands of dollars) Operating activities Net income $ 391,171 $ 386,176 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 153,858 157,120 Equity in net earnings from investments (36,340) (33,320) Distributions received from unconsolidated affiliates 35,699 30,862 Deferred income taxes 110,531 119,194 Other, net 24,589 11,672 Changes in assets and liabilities: Accounts receivable (243,501) (85,212) NGLs and natural gas in storage, net of commodity imbalances (46,788) (123,379) Accounts payable 385,082 251,344 Accrued interest (99,154) (104,872) Risk-management assets and liabilities (118,703) (19,302) Other assets and liabilities, net (94,233) (56,966) Cash provided by operating activities 462,211 533,317 Investing activities Capital expenditures (less allowance for equity funds used during construction) (256,978) (176,734) Distributions received from unconsolidated affiliates in excess of cumulative earnings 9,795 10,191 Other, net 3,478 (4,148) Cash used in investing activities (243,705) (170,691) Financing activities Dividends paid (417,417) (416,229) Short-term borrowings, net 78,000 — Repayment of long-term debt — (56,492) Other, net (10,870) (11,988) Cash used in financing activities (350,287) (484,709) Change in cash and cash equivalents (131,781) (122,083) Cash and cash equivalents at beginning of period 146,391 524,496 Cash and cash equivalents at end of period $ 14,610 $ 402,413

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 13 -more- ONEOK, Inc. and Subsidiaries INFORMATION AT A GLANCE Three Months Ended March 31, (Unaudited) 2022 2021 (Millions of dollars, except as noted) Natural Gas Liquids Operating costs, excluding noncash compensation adjustments $ 120.4 $ 116.0 Depreciation and amortization $ 75.0 $ 74.5 Equity in net earnings from investments $ 5.4 $ 3.6 Adjusted EBITDA $ 527.6 $ 435.6 Raw feed throughput (MBbl/d) (a) 1,212 1,036 Average Conway-to-Mont Belvieu OPIS price differential - ethane in ethane/propane mix ($/gallon) $ 0.02 $ (0.02) Capital expenditures $ 125.5 $ 112.0 (a) - Represents physical raw feed volumes on which ONEOK provides transportation and/or fractionation services. Natural Gas Gathering and Processing Operating costs, excluding noncash compensation adjustments $ 88.6 $ 80.7 Depreciation and amortization $ 62.7 $ 67.0 Equity in net earnings from investments $ 1.6 $ 1.7 Adjusted EBITDA $ 214.7 $ 204.7 Natural gas gathered (BBtu/d) (a) 2,736 2,589 Natural gas processed (BBtu/d) (a) (b) 2,517 2,380 Average fee rate ($/MMBtu) (a) $ 1.04 $ 1.04 Capital expenditures $ 93.3 $ 39.7 (a) - Includes volumes for consolidated entities only. (b) - Includes volumes ONEOK processed at company-owned and third-party facilities. Natural Gas Pipelines Operating costs, excluding noncash compensation adjustments $ 38.9 $ 40.1 Depreciation and amortization $ 15.0 $ 14.5 Equity in net earnings from investments $ 29.3 $ 28.0 Adjusted EBITDA $ 123.5 $ 226.2 Natural gas transportation capacity contracted (MDth/d) (a) 7,527 7,423 Transportation capacity contracted (a) 96% 95 % Capital expenditures $ 23.4 $ 21.2 (a) - Includes volumes for consolidated entities only.

ONEOK Announces Higher First Quarter 2022 Net Income; Affirms 2022 Financial Guidance May 3, 2022 Page 14 ONEOK, Inc. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Three Months Ended March 31, (Unaudited) 2022 2021 (Thousands of dollars) Reconciliation of net income to adjusted EBITDA Net income $ 391,171 $ 386,176 Interest expense, net of capitalized interest 172,054 185,523 Depreciation and amortization 153,858 157,120 Income taxes 122,420 122,132 Noncash compensation expense (a) 24,733 16,282 Equity AFUDC (371) (812) Adjusted EBITDA (b) $ 863,865 $ 866,421 (a) Amounts for the three months ended March 31, 2022 and 2021, include losses of $8.7 million and $1.7 million, respectively, related to the mark-to-market of investments associated with certain benefit plan investments. (b) Amount for the three months ended March 31, 2021, includes a benefit of approximately $90 million related to the impact of Winter Storm Uri.